UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2023

CLOVER HEALTH INVESTMENTS, CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39252	98-1515192
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

3401 Mallory Lane, Suite 210
Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 432-2133

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CLOV	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 16, 2023, Clover Health Investments, Corp. (the “Company”) entered into a Board Observer Agreement (the “Observer Agreement”) with Zach Weinberg, pursuant to which the Company appointed Mr. Weinberg as a Board Observer to attend, in a non-voting capacity, meetings of the board of directors of the Company (the “Board”). The Observer Agreement provides for an initial term of one year, which term shall renew automatically for successive one-year terms unless earlier terminated by either party. Pursuant to the Observer Agreement, Mr. Weinberg will advise and consult with members of the Board on pertinent matters and attend meetings of the Board.

Mr. Weinberg is currently General Partner at Operator Partners and is the founder of Curie.Bio. He was previously co-founder, president and COO of both Flatiron Health and Invite Media.

The Observer Agreement provides that during the term, Mr. Weinberg will be entitled to receive equity compensation comparable to the equity compensation then made available to outside directors pursuant to the Company’s Amended and Restated Outside Director Compensation Policy. His initial grant will be pro-rated for the period of time that Mr. Weinberg actually serves pursuant to the Observer Agreement during 2023. Mr. Weinberg shall not be entitled to receive any cash compensation for his service as an Observer. The Observer Agreement also requires the Company to indemnify and hold harmless Mr. Weinberg against certain judgments and expenses incurred in connection with serving as a Board Observer.

The foregoing description of the Observer Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is filed herewith.

Item 9.01 Financial Statements and Exhibits.

(d) List of Exhibits

Exhibit No.	Description

10.1	Board Observer Agreement dated as of March 16, 2023 between the Registrant and Zach Weinberg(1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1) Certain identified information has been excluded from this exhibit because it is not material and is the type of information that the Registrant customarily and actually treats as private and confidential. Redacted information is indicated by [***].

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Clover Health Investments, Corp.

Date:	March 17, 2023	By:	/s/ Joseph Martin
		Name:	Joseph Martin
		Title:	General Counsel and Corporate Secretary